Subsequent Events	12 Months Ended
Dec. 31, 2019
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

NOTE 14: -	SUBSEQUENT EVENTS

1.	In February 2020, the Company's issued, with the approval of its Board of Directors, 279,000 RSUs to certain employees and officers out of which 40,000 RSUs are subject to the approval of the shareholders. Such RSUs have vesting schedules of up to four years, commencing as of the date of grant.

2.	The ongoing coronavirus outbreak has resulted in increased travel restrictions and extended disruptions to business activities globally. Such restrictions and disruptions, and any potential future travel restrictions, quarantine requirements, government ordered shutdowns or similar actions in countries in which the Company or its customers operate could interfere with its ability to deliver products and solutions, impact potential customers' procurement decisions, and have other additional negative impacts on the Company's operations and business.